UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2026

NUVVE HOLDING CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40296	86-1617000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2488 Historic Decatur Road, Ste 230 San Diego, California	92106
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (619) 456-5161

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	NVVE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The information disclosed in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

On June 15, 2026, Nuvve Holding Corp. (the “Company”) convened its special meeting of stockholders (the “Special Meeting”) to vote upon the proposals set forth in the definitive proxy statement on Schedule 14A filed by the Company with the Securities and Exchange Commission on May 29, 2026 (the “Proxy Statement”). There were 3,118,235 shares of the Company’s common stock, par value $0.0001, present or represented by proxy at the Special Meeting, which did not constitute a quorum under the Company’s Amended and Restated Bylaws. Accordingly, the Company adjourned the Special Meeting to June 23, 2026 at 1 p.m. Eastern Time. The adjournment provides the Company with additional time to solicit the necessary proxies from its stockholders to achieve a quorum at the special meeting.

The close of business on April 17, 2026 will remain the record date for determination of the stockholders entitled to vote at the Special Meeting. Stockholders who have already voted do not need to recast their votes unless they wish to change their votes. Proxies previously submitted will be voted at the reconvened Special Meeting unless properly revoked. Stockholders who have not already voted or wish to change their vote are encouraged to do so promptly using the instructions provided in their voting instruction form or proxy card.

The Company urges all stockholders to vote their shares immediately to ensure their votes count in time for the reconvened special meeting on June 23, 2026.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2026

NUVVE HOLDING CORP.

By:	/s/ Gregory Poilasne
Gregory Poilasne
Chief Executive Officer

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